SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - May 20, 2002



                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or other jurisdiction of Incorporation)


             0-6508                                   13-3458955
(Commission File Number)                      (IRS Employer Identification No.)



                   105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)


                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)
















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

Items 4 and 7 of the Form 8-K, dated May 20, 2002, of IEC Electronics Corp. are hereby amended and replaced in their entirety as follows:


Item 4.      Changes in Registrant's Certifying Accountants
             ----------------------------------------------

    (a)      Termination of previous independent accountants.

             (i) On May 20, 2002, the Audit Committee of the Board of Directors
                 of IEC Electronics Corp. (the "Company") approved the dismissal of the Company's independent public accountants, Arthur Andersen LLP ("Andersen").

            (ii) The reports of Andersen on the financial statements of the
                 Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that in its report with respect to the financial statements of the Company for the fiscal year ended September 30, 2001 and September 30, 2000, Andersen stated:
                 "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and its debt is due on February 15, 2002, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

           (iii) During the two most recent fiscal years and through May 20, 2002 , there have been no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on the Company's financial statements for such periods.

            (iv) During the two most recent fiscal years and through May 20,
                 2002, there have been no reportable events (as defined in Item 304(a)(1)(v)of Regulation S-K).

             (v) At the request of the Company, Andersen furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated June 4, 2002, is filed as Exhibit 16.1 to this Form 8-K/A.

    (b)      Engagement of new independent accountants.

As of the date of this current report, the Company has not selected a new independent public accountant.







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


Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

         16.1  Arthur Andersen LLP letter dated June 4, 2002.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            IEC Electronics Corp.
                                            (Registrant)



Date:  June 4, 2002                         By: /s/ Bill R. Anderson
                                            __________________________________
                                            Bill R. Anderson
                                            Vice President and General Manager










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